Exhibit 99.2

THIRD AMENDMENT TO SECOND LIEN CREDIT AGREEMENT

THIRD AMENDMENT (this “Amendment”), dated as of February 7, 2011, to the Second Lien Credit Agreement, dated as of December 17, 2009 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among HUGHES TELEMATICS, INC., a Delaware corporation (“Borrower”), the lenders party thereto (the “Lenders”), PLASE HT, LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

RECITALS

A. Borrower, the Administrative Agent, the Lenders and other parties thereto are party to the Credit Agreement.

B. Borrower has requested that certain amendments be made to the Credit Agreement as set forth herein.

C. The Lenders signatory hereto are willing to consent to the amendments to the Credit Agreement contained herein, on the terms and subject to the conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendments to Credit Agreement. As of the Third Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions set forth in Section 2 hereof:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined term in the appropriate alphabetical order:

“Required Incremental Lenders” shall mean, at any time, Incremental Loan Lenders the sum of whose outstanding Incremental Loans at such time represents at least a majority of the sum of all outstanding Incremental Loans of all the Incremental Loan Lenders.”

(b) Section 4.02 of the Credit Agreement is hereby amended by deleting the word “or” at the end of clause (vi) in the parenthetical of clause (c) and replacing it with a comma, and adding the following at the end of such clause (vii):

“or (viii) the issuance and sale of common stock pursuant to the Stock Purchase Agreement, dated on or about February 7, 2011, by and among the Borrower and each of the purchasers named therein”.

(c) Section 9 of the Credit Agreement is hereby amended by adding the following parenthetical after the words “Required Lenders” in the final paragraph thereof:

“(or, in the case of the any event described in Sections 9.01 or 9.05, upon the written request of either the Required Lenders or the Required Incremental Lenders)”.

(d) Section 10.07 of the Credit Agreement is hereby amended by adding the words “Required Incremental Lenders,” after the words “Required Lenders,”.

(e) Section 11.12 of the Credit Agreement is hereby amended as follows:

(i) adding the words “or in the definition of Incremental Loan Lenders” after the words “in the definition of Required Lenders” in clause (a)(iii) thereof; and

(ii) deleting the word “or” immediately prior to clause (3) of the second proviso and replacing it with a comma and adding the following immediately after such clause (3):

“or (4) ,without the consent of the Required Lenders or the Required Incremental Lenders, as applicable, amend, modify or waiver any provision of the last paragraph of Section 9 relating to the rights of the Required Lenders or the Required Incremental Lenders, as applicable”.

2. Effectiveness of this Amendment. This Amendment shall become effective on and as of the date hereof (the “Third Amendment Effective Date”) provided that all of the following conditions precedent have been satisfied:

(a) Amendment. The Administrative Agent shall have received this Amendment duly executed and delivered by Borrower and each of the Lenders;

(b) Costs and Expenses. The Borrower shall have paid all expenses required to be paid under Section 6 of this Amendment for which invoices have been presented (including the reasonable fees and expenses of legal counsel), in connection with this Amendment (or Borrower shall have made arrangements for the payment thereof satisfactory to the Administrative Agent);

(c) First Lien Credit Agreement Amendment. The Administrative Agent shall have received a copy of a fully executed amendment and consent substantially similar in scope and substance to Section 1(b) of this Amendment with respect to the Amended and Restated Credit Agreement dated as of April 9, 2007, among Borrower, Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent and the other “Lenders” a party thereto; and

(d) No Default. No Default or Event of Default shall have occurred and be continuing or will result from the execution, delivery or effectiveness of this Amendment.

3. Representations and Warranties. Borrower represents and warrants as follows:

(a) The Borrower is a duly organized and validly existing Business in good standing under the laws of the jurisdiction of its organization, (b) has the requisite Business power and authority to own its property and assets and to transact the business in which it is engaged and (c) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualifications except for failures to be so qualified or authorized which, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. No certifications by any Governmental Authority are required for operation of the business of the Borrower that are not in place, except for such certifications or agreements, the absence of which would not reasonably be expected to have a Material Adverse Effect.

(b) The Borrower has the Business power and authority to execute, deliver and perform the terms and provisions of the Amendment to which it is party and has taken all necessary Business action to authorize the execution, delivery and performance by it of the Amendment. The Borrower has duly executed and delivered the Amendment to which it is party, and such Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(c) Neither the execution, delivery by the Borrower of the Amendment or the performance by the Borrower of the Credit Agreement (as amended by the Amendment), nor compliance by it with the terms and provisions thereof, (a) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority, except for any such contravention that would not reasonably be expected to have a Material Adverse Effect, (b) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of the Borrower or any of its Restricted Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which the Borrower or any of its Restricted Subsidiaries is a party or by which it or any its property or assets is bound or to which it may be subject except for any such conflict that would not reasonably be expected to have a Material Adverse Effect, (c) will violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of the Borrower or any of its Subsidiaries or (d) will be subject to any limitation on right or approval from any Governmental Authority.

(d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that have otherwise been obtained or made on or prior to the Third Amendment Effective Date and which remain in full force and effect on the Third Amendment Effective Date), or exemption by, any Governmental Authority is required to be obtained or made by, or on behalf of, the Borrower to authorize, or is required to be obtained or made by, or on behalf of, the Borrower in connection with, (i) the execution, delivery and performance of this Amendment, or (ii) the legality, validity, binding effect or enforceability of the Amendment except where failure to obtain or make the same would not reasonably be expected to have a Material Adverse Effect.

(e) No event has occurred and is continuing or will result from the execution and delivery of this Amendment that would constitute a Default or an Event of Default.

4. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

6. Expenses. Without limiting Borrower’s obligations under Section 11.01 of the Credit Agreement, Borrower hereby agrees to reimburse the Administrative Agent for reasonable and documented out-of-pocket expenses, including the reasonable fees and disbursements of counsel, incurred in connection with this Amendment. The provisions of Section 11.05 of the Credit Agreement is hereby incorporated by reference herein as if fully set forth and in full force and effect as if written in full herein.

7. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent. Delivery of an executed counterpart hereof by facsimile or electronic transmission shall be as effective as delivery of any original executed counterpart hereof.

8. Reference to and Effect on the Credit Documents.

(a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(b) Except as specifically amended above and as provided for in Section 11 below, the Credit Agreement and all other Credit Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to the Administrative Agent and the Lenders, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Agent or any other Lender under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

(d) To the extent that any terms and conditions in any of the Credit Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

9. Integration. This Amendment, together with the other Credit Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

10. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[signature pages follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

HUGHES TELEMATICS INC.,
a Delaware corporation

By:	/s/ CRAIG KAUFMANN
Name:	Craig Kaufmann
Title:	Senior Vice President Finance and Treasurer

PLASE HT, LLC
as Lender

By:	/s/ ANDREW AFRICK
Name:	Andrew Africk
Title:	Manager

Accepted, Acknowledged and Agreed:

PLASE HT, LLC,
as Administrative Agent

By:	/s/ ANDREW AFRICK
Name:	Andrew Africk
Title:	Manager

PLASE HT, LLC,
as Collateral Agent

By:	/s/ ANDREW AFRICK
Name:	Andrew Africk
Title:	Manager